                              POLYNOUS GROWTH FUND
                               SEMI-ANNUAL REPORT
                                January 31, 1997
















             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

It is with great pleasure that I write the initial semi-annual report for the Polynous Growth Fund. The establishment of our mutual fund has long been a significant personal goal and to have had the fund greeted with such enthusiasm by our initial shareholders is something for which I will always have great appreciation.

The past year has been filled with a great sense of accomplishment for both myself and my associates at Polynous Capital Management, the fund's adviser. When we started our firm in May 1996 after leaving our previous employer, we had no existing clients and the mutual fund was not going to begin operations until August. Currently, however, in addition to the support of our mutual fund clients, the firm also has over $30 million in additional assets under management.

Starting a new firm and a new mutual fund has taken a tremendous amount of time and work but the effort involved has not been noticeable given our satisfaction in starting an organization from a clean sheet of paper. As opposed to the compromises that are inevitably required when being part of another organization, one of our objectives in starting our own fund is that we can implement our own high standards for investment management excellence with no compromises. Our standards also produce our belief that our industry allocates too many resources to marketing activities and not enough to investment management activities. With our own firm and fund we have chosen to allocate only minimal resources to marketing activities and to instead focus essentially all our resources on investment management activities.

Our investment process, the Polynous "Dynamic Value" process of research and portfolio management also requires a significant allocation of resources. In an era where many investment decisions are based simplistically on momentum, concepts, themes, quarterly earnings comparisons, or the recommendations of others, our decisions are based only on our own original research which is performed internally by myself and our two analysts, Eric Wold and Donald Clark. Our seven-step research process is applied to every company under consideration for the fund's portfolio. Our five-step portfolio management process controls the composition of the fund's portfolio and our buy and sell decisions. We believe our firm offers one of the most structured, controlled, and disciplined investment processes for growth stock investing.

One disadvantage of our investment process, however, is that our original research and return-oriented buy discipline do not typically result in our investing in stocks that may be popular currently. Over many years, I have found that the stocks we buy using our process perform well over a one-to-two year period but may be unnoticed by other investors for the first three-to-six months they are in our portfolios. Such characteristics are not an issue for a seasoned portfolio where there is a mix of new purchases, stock held six months, and stocks held over 12 months but I have occasionally had sluggish performance with a completely new portfolio.

The performance achieved in the fund's first six months of operations of 8.36 percent (3.45 percent with a full sales load) was acceptable in absolute terms but it did trail the performance of a strongly advancing market over that period of time. The fund's emphasis on mid-cap and small-cap growth stocks suggests that the most comparable market indexes are the Standard & Poor's 400 Mid-Cap index and the Russell 2000 Small-Cap index. These indexes had performance of approximately 16 percent and 13 percent respectively over the fund's initial period of operations and so we are not satisfied with the performance we have produced to-date.

An advantage of our investment process, however, is that I have used the process for a long period of time and have confidence in what the process can produce. Although future performance of any methodology may differ materially from past performance, the characteristics of the fund's current portfolio are congruent with my typical portfolio characteristics. Although we are growth stock investors, we also pay very close attention to company valuations. Such attention results in the fund's current portfolio having an average price/earnings ratio on current year projected earnings of approximately 15-times with an average earnings growth rate of about 20 percent.

Some examples from the fund's current portfolio are as follows in a format which lists a company's name and its current p/e ratio and projected growth rate in parenthesis: Lone Star Steakhouse (14x, 25%), Outback Steakhouse (14x, 22%), Cabletron (14x, 25%), Dallas Semiconductor (15x, 20%), Friedman's (10x, 20%), Sports Authority (15x, 22%), and Health Systems (11x, 15%). Although our projections will not be accurate with all companies in our portfolios, the examples above at least offer an example of the attractive valuations that are typical of our portfolio companies.

In closing, I would like to again thank you for being one of our initial investors. I very much look forward to providing investment services for you for a long period of time. Although we cannot predict or guarantee what our investment performance will be while you are an investor in our fund, we can give you our assurance that the fund's portfolio will continue to be comprised of the attractively-valued, thoroughly researched companies for which we are known.

                                              Yours truly,

                                              /s/ Kevin L. Wenck
                                              Kevin L. Wenck
                                              President

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                           JANUARY 31, 1997
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
 ----------                                                         ------------

            COMMON STOCKS - 82.66%

            BASIC INDUSTRIES/MATERIALS - 2.50%
     15,000 Reading & Bates Corp.* ..............................   $    436,875
                                                                    ------------
            CONSUMER DURABLES - 4.35%
     49,200 Belmont Homes, Inc.* ................................        461,250
     20,000 Patrick Industries, Inc. ............................        297,500
                                                                    ------------
                                                                         758,750
                                                                    ------------
            CONSUMER NON-DURABLES - 2.29%
      9,100 Lancaster Colony Corp. ..............................        400,400
                                                                    ------------
            CONSUMER SERVICES - 28.74%
     58,800 Buffets, Inc.* ......................................        470,400
     27,500 Extended Stay America, Inc.* ........................        498,437
     36,800 Friedman's Inc., Class A*............................        552,000
     37,000 Helig-Meyers Co. ....................................        504,125
     18,400 Lone Star Steakhouse & Saloon, Inc.* ................        485,300
     11,800 Metro Networks, Inc.* ...............................        277,300
     15,800 Outback Steakhouse, Inc.* ...........................        361,425
     31,700 Rio Hotel and Casino, Inc.* .........................        519,088
     23,500 Scientific Games Holding Corp.* .....................        537,562
     26,000 Sports Authority, Inc.* .............................        455,000
     25,000 Ticketmaster Group, Inc.* ...........................        353,125
                                                                    ------------
                                                                       5,013,762
                                                                    ------------
            FINANCE - 7.54%
     35,200 Equity Inns, Inc. ...................................        475,200
     29,800 Mercury Finance Co. .................................         59,600
     15,500 RFS Hotel Investors, Inc. ...........................        290,625
     13,000 Southtrust Corp. ....................................        490,750
                                                                    ------------
                                                                       1,316,175
                                                                    ------------
            HEALTH CARE - 17.21%
      9,200 Coherent, Inc.* .....................................        443,900
     62,400 Coventry Corp.* .....................................        499,200
      7,000 Express Scripts, Inc., Class A* .....................        238,000
     18,200 Genzyme Corp., General Division* ....................        509,600
     20,600 Health Systems International, Inc.* .................        533,025
     23,500 Mylan Laboratories ..................................        384,812
     13,600 Quorum Health Group, Inc.* ..........................        392,700
                                                                    ------------
                                                                       3,001,237
                                                                    ------------

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                           JANUARY 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE
 ----------                                                        ------------

            COMMON STOCKS - CONTINUED

            TECHNOLOGY - 17.55%
     32,700 Active Voice Corp.* ................................   $    482,325
     12,200 Cabletron Systems, Inc.* ...........................        423,950
     19,400 Dallas Semiconductor Corp. .........................        511,675
     22,400 Excalibur Technologies Corp.* ......................        296,800
     32,000 The Learning Company, Inc.* ........................        404,000
     40,900 Mentor Graphics Corp.* .............................        424,338
     31,600 Optical Data Systems, Inc.* ........................        517,450
                                                                   ------------
                                                                      3,060,538
                                                                   ------------
            TRANSPORTATION - 2.48%
     19,200 ASA Holdings, Inc. .................................        432,000
                                                                   ------------
            TOTAL COMMON STOCKS (COST $14,234,886) .............     14,419,737
                                                                   ------------
 PRINCIPAL
  AMOUNT
 ----------
            SHORT-TERM INVESTMENTS - 19.34%
 $3,374,448 The Bank of New York Cash Reserve, 4.40% ...........      3,374,448
                                                                   ------------
            TOTAL SHORT TERM INVESTMENTS (COST $3,374,448) .....      3,374,448
                                                                   ------------
            TOTAL INVESTMENTS (COST $17,609,334)** - 102.00% ...     17,794,185
            OTHER LIABILITIES, LESS OTHER ASSETS - (2.00%) .....       (350,402)
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $ 17,443,783
                                                                   ============

*Non-income producing security
**Cost for Federal income tax purposes is $17,609,334 and net unrealized appreciation consists of:
            Gross unrealized appreciation.......................   $    984,973
            Gross unrealized depreciation.......................       (800,122)
                                                                   ------------
            Net unrealized appreciation.........................   $    184,851
                                                                   ============


                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               JANUARY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $17,609,334) (Note 1).........  $ 17,794,185
 Receivables:
  Investment securities sold.....................................       187,256
  Capital stock sold.............................................       287,698
  Dividends and interest.........................................        29,398
 Deferred organization costs (Note 1)............................        67,938
                                                                   ------------
   TOTAL ASSETS..................................................    18,366,475
                                                                   ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................       693,281
  Capital stock redeemed.........................................       105,091
  Accrued expenses...............................................        20,557
  Investment advisory fees (Note 3)..............................        14,389
 Other liabilities...............................................        89,374
                                                                   ------------
   TOTAL LIABILITIES.............................................       922,692
                                                                   ------------
NET ASSETS:
 Applicable to 1,343,537 shares; unlimited number of shares
  of beneficial interest authorized with no par value ...........  $ 17,443,783
                                                                   ============
 Net asset value and redemption price ($17,443,783 / 1,343,537
  shares)........................................................  $      12.98
                                                                   ============
 Offering price per share ($12.98/0.9550)........................  $      13.59
                                                                   ============
NET ASSETS CONSIST OF:
 Paid-in capital.................................................  $ 16,554,364
 Accumulated net investment loss.................................       (28,457)
 Accumulated net realized gain on investments....................       733,025
 Net unrealized appreciation on investments......................       184,851
                                                                   ------------
   NET ASSETS....................................................  $ 17,443,783
                                                                   ============

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                JANUARY 31, 1997
                                                                  (UNAUDITED)
INVESTMENT INCOME                                               ----------------
 Dividends....................................................     $  48,078
 Interest.....................................................        30,657
                                                                   ---------
   TOTAL INCOME...............................................        78,735
                                                                   ---------
EXPENSES:
 Investment advisory fees (Note 3)............................        53,596
 Administration fees..........................................        21,679
 Registration fees............................................        18,917
 Transfer agent fees..........................................        13,640
 Distribution expense (Note 3)................................        13,399
 Accounting fees..............................................         9,000
 Amortization of organization costs (Note 1)..................         7,062
 Custodian fees...............................................         5,904
 Directors' fees..............................................         2,000
 Legal fees...................................................           871
 Miscellaneous fees...........................................           260
                                                                   ---------
   TOTAL EXPENSES.............................................       146,328
   Expenses reimbursed by Adviser (Note 3)....................       (39,136)
                                                                   ---------
   NET EXPENSES...............................................       107,192
                                                                   ---------
NET INVESTMENT LOSS...........................................       (28,457)
                                                                   ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.............................       762,238
 Net change in unrealized appreciation on invesments..........       184,851
                                                                   ---------
 Net realized and unrealized gain on investments..............       947,089
                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     $ 918,632
                                                                   =========

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                JANUARY 31, 1997
                                                                  (UNAUDITED)
OPERATIONS:                                                     ----------------
 Net investment loss..........................................    $    (28,457)
 Net realized gain on investments.............................         762,238
 Net change in unrealized appreciation........................         184,851
                                                                  ------------
 Net increase in net assets resulting from operations.........         918,632
                                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net capital gains............................................         (29,213)
                                                                  ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold....................................      19,274,800
 Reinvestment of dividends....................................          26,627
 Cost of shares repurchased...................................      (2,931,023)
                                                                  ------------
 Increase in net assets derived from capital share
  transactions (a)............................................      16,370,404
                                                                  ------------
   TOTAL INCREASE IN NET ASSETS...............................      17,259,823
                                                                  ------------
NET ASSETS:
 Beginning of period..........................................         183,960
                                                                  ------------
 End of period................................................    $ 17,443,783
                                                                  ============
 (a)Transactions in capital stock were:
  Shares sold.................................................       1,560,232
  Shares issued through reinvestment of dividends.............           2,107
  Shares redeemed.............................................        (234,132)
                                                                  ------------
 Increase in shares outstanding...............................       1,328,207
                                                                  ============

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                JANUARY 31, 1997
                                                                  (UNAUDITED)
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $  12.00
                                                                    --------
 Income from investment operations:
 Net investment loss..........................................         (0.02)
 Net realized and unrealized gain on investments..............          1.02
                                                                    --------
  Total from investment operations............................          1.00
                                                                    --------
 Less distributions from:
 Net capital gains............................................         (0.02)
                                                                    --------
NET ASSET VALUE, END OF PERIOD................................      $  12.98
                                                                    ========
TOTAL RETURN+.................................................        17.64% /1/
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)..........................      $ 17,444
 Ratio of expenses to average net assets:
  Before expense reimbursement................................         2.73% /1/
  After expense reimbursement.................................         2.00% /1/
 Ratio of net investment income to average net assets:
  Before expense reimbursement................................        (1.26%)/1/
  After expense reimbursement.................................        (0.53%)/1/
 Portfolio turnover rate......................................       108.68% /2/
 Average commission rate paid.................................      $ 0.0512

*Commencement of investment operations.
+Total return calculation does not reflect sales load.
/1/Annualized.
/2/Not Annualized.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS                      JANUARY 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Polynous Trust (the "Trust" ) is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. ORGANIZATION COSTS. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, totaled $25,119,338 and $11,640,228, respectively, for the period ended January 31, 1997.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED          JANUARY 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying the following annual rates: 1.00% of the average daily net assets of the first $100 million, 0.75% of the next $150 million, 0.60% of the next $250 million, 0.50% of the next $500 million, and 0.40% of all amounts above $1 billion. The Adviser has voluntarily agreed to waive its fees to the extent total annualized expenses, inclusive of distribution expenses, exceed 2.00% of the Fund's average daily net assets. For the period ended January 31, 1997, advisory fees of $53,596 were paid to the Adviser and the Adviser reimbursed the Fund $39,136. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPS Broker Services, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the period ended January 31, 1997, the Fund reimbursed the Distributor $13,399 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without direct compensation from the Fund.

          BOARD OF TRUSTEES                             OFFICERS

           Kevin L. Wenck                            Kevin L. Wenck

         Richard H. Kimball                         Erin Fry Sinclair

           Ronald H. Kase


         INVESTMENT ADVISER                       SHAREHOLDER SERVICES

  Polynous Capital Management, Inc.                FPS Services, Inc.
    88 Kearny Street, Suite 1300                   3200 Horizon Drive
       San Francisco, CA 94108                  King of Prussia, PA 19406
           (800) 924-3863                            (800) 528-8069
           (415) 956-3384                            (610) 239-4600


             UNDERWRITER                              LEGAL COUNSEL

      FPS Broker Services, Inc.              Shartsis, Friese & Ginsburg LLP
         3200 Horizon Drive                  One Maritime Plaza, 18th Floor
      King of Prussia, PA 19406                  San Francisco, CA 94111


              CUSTODIAN                                 AUDITORS

        The Bank of New York                        Ernst & Young LLP
           48 Wall Street                              Suite 1700
         New York, NY 10286                       555 California Street
                                                 San Francisco, CA 94104

          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863
                                (415) 956-3384

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUND'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.